POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of ASARCO Incorporated ("Asarco"), hereby constitutes and appoints Richard de J. Osborne, Kevin R. Morano and Augustus B. Kinsolving as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 and any and all amendments and other documents relating thereto, to be filed with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of shares of Asarco Common Stock to be offered in connection with the Savings Plan for Salaried Employees of ASARCO Incorporated and Participating Subsidiaries, the 1996 Stock Incentive Plan of ASARCO Incorporated and any other employee benefit plan of Asarco ("Plans"), or the registration of participations, if any, in the Plans, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 26 day of June, 1996.

              /s/ Willard C. Butcher             /s/ Michael T. Nelligan
              ______________________             ______________________
                Willard C. Butcher                 Michael T. Nelligan
                     Director                           Director

               /s/ James C. Cotting                  /s/ John D. Ong
              ______________________             ______________________
                 James C. Cotting                      John D. Ong
                     Director                           Director

               /s/ David C. Garfield            /s/ Richard de J. Osborne
              ______________________             ______________________
                 David C. Garfield                Richard de J. Osborne
                     Director                           Director

                 /s/ E. Gordon Gee                   /s/ James Wood
              ______________________             ______________________
                   E. Gordon Gee                       James Wood
                     Director                           Director

               /s/ James W. Kinnear
              ______________________
                 James W. Kinnear
                     Director

             /s/ Francis R. McAllister
              ______________________
               Francis R. McAllister
                     Director

                /s/ Martha T. Muse
              ______________________
                  Martha T. Muse
                     Director